                                                                      EXHIBIT 24

                               NORWEST CORPORATION

                                POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, STANLEY S. STROUP, JOHN T. THORNTON, and LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 600,000 shares of Common Stock of the Corporation, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, which may be issued in connection with the acquisition by the Corporation of Little Mountain Bancshares, Inc. and its subsidiary, located in Monticello, Minnesota, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of February, 1998.



                                                  /s/ Les S. Biller
                                               ---------------------------
                                                      Les S. Biller

                               NORWEST CORPORATION

                                POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, STANLEY S. STROUP, JOHN T. THORNTON, and LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 600,000 shares of Common Stock of the Corporation, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, which may be issued in connection with the acquisition by the Corporation of of Little Mountain Bancshares, Inc. and its subsidiary, located in Monticello, Minnesota,, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of February, 1998.



                                               /s/ J.A. Blanchard III
                                               ---------------------------
                                                   J.A. Blanchard III

                               NORWEST CORPORATION

                                POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, STANLEY S. STROUP, JOHN T. THORNTON, and LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 600,000 shares of Common Stock of the Corporation, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, which may be issued in connection with the acquisition by the Corporation of Little Mountain Bancshares, Inc. and its subsidiary, located in Monticello, Minnesota, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of February, 1997.


                                           /s/ David A. Christensen
                                           ---------------------------
                                               David A. Christensen

                               NORWEST CORPORATION

                                POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, STANLEY S. STROUP, JOHN T. THORNTON, and LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 600,000 shares of Common Stock of the Corporation, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, which may be issued in connection with the acquisition by the Corporation of Little Mountain Bancshares, Inc. and its subsidiary, located in Monticello, Minnesota, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of February, 1998.


                                            /s/ Pierson M. Grieve
                                           ---------------------------
                                                Pierson M. Grieve

                               NORWEST CORPORATION

                                POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, STANLEY S. STROUP, JOHN T. THORNTON, and LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 600,000 shares of Common Stock of the Corporation, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, which may be issued in connection with the acquisition by the Corporation of Little Mountain Bancshares, Inc. and its subsidiary, located in Monticello, Minnesota, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of February, 1998.



                                             /s/ Charles M. Harper
                                           ---------------------------
                                                 Charles M. Harper

                               NORWEST CORPORATION

                                POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, STANLEY S. STROUP, JOHN T. THORNTON, and LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 600,000 shares of Common Stock of the Corporation, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, which may be issued in connection with the acquisition by the Corporation of Little Mountain Bancshares, Inc. and its subsidiary, located in Monticello, Minnesota, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of February, 1998.



                                              /s/ William A. Hodder
                                           ---------------------------
                                                  William A. Hodder

                               NORWEST CORPORATION

                                POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, STANLEY S. STROUP, JOHN T. THORNTON, and LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 600,000 shares of Common Stock of the Corporation, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, which may be issued in connection with the acquisition by the Corporation of Little Mountain Bancshares, Inc. and its subsidiary, located in Monticello, Minnesota, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of February, 1998.



                                              /s/ Lloyd P. Johnson
                                           ---------------------------
                                                  Lloyd P. Johnson

                               NORWEST CORPORATION

                                POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, STANLEY S. STROUP, JOHN T. THORNTON, and LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 600,000 shares of Common Stock of the Corporation, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, which may be issued in connection with the acquisition by the Corporation of Little Mountain Bancshares, Inc. and its subsidiary, located in Monticello, Minnesota, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of February, 1998.



                                            /s/ Reatha Clark King
                                           ---------------------------
                                                Reatha Clark King

                               NORWEST CORPORATION

                                POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, STANLEY S. STROUP, JOHN T. THORNTON, and LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 600,000 shares of Common Stock of the Corporation, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, which may be issued in connection with the acquisition by the Corporation of Little Mountain Bancshares, Inc. and its subsidiary, located in Monticello, Minnesota, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of February, 1998.



                                           /s/ Richard M. Kovacevich
                                           ---------------------------
                                               Richard M. Kovacevich

                               NORWEST CORPORATION

                                POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, STANLEY S. STROUP, JOHN T. THORNTON, and LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 600,000 shares of Common Stock of the Corporation, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, which may be issued in connection with the acquisition by the Corporation of Little Mountain Bancshares, Inc. and its subsidiary, located in Monticello, Minnesota, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of February, 1998.



                                               /s/ Richard S. Levitt
                                              ---------------------------
                                                   Richard S. Levitt

                               NORWEST CORPORATION

                                POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, STANLEY S. STROUP, JOHN T. THORNTON, and LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 600,000 shares of Common Stock of the Corporation, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, which may be issued in connection with the acquisition by the Corporation of Little Mountain Bancshares, Inc. and its subsidiary, located in Monticello, Minnesota, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of February, 1998.




                                           /s/ Richard D. McCormick
                                           ---------------------------
                                               Richard D. McCormick

                               NORWEST CORPORATION

                                POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, STANLEY S. STROUP, JOHN T. THORNTON, and LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 600,000 shares of Common Stock of the Corporation, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, which may be issued in connection with the acquisition by the Corporation of Little Mountain Bancshares, Inc. and its subsidiary, located in Monticello, Minnesota, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of February, 1998.



                                            /s/ Cynthia H. Milligan
                                           ---------------------------
                                                Cynthia H. Milligan

                               NORWEST CORPORATION

                                POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, STANLEY S. STROUP, JOHN T. THORNTON, and LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 600,000 shares of Common Stock of the Corporation, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, which may be issued in connection with the acquisition by the Corporation of Little Mountain Bancshares, Inc. and its subsidiary, located in Monticello, Minnesota, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of February, 1998.



                                           /s/ Benjamin F. Montoya
                                           ---------------------------
                                               Benjamin F. Montoya

                               NORWEST CORPORATION

                                POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, STANLEY S. STROUP, JOHN T. THORNTON, and LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 600,000 shares of Common Stock of the Corporation, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, which may be issued in connection with the acquisition by the Corporation of Little Mountain Bancshares, Inc. and its subsidiary, located in Monticello, Minnesota, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of February, 1998.



                                         /s/ Ian M. Rolland
                                         ---------------------------
                                             Ian M. Rolland

                               NORWEST CORPORATION

                                POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, LES BILLER, STANLEY S. STROUP, JOHN T. THORNTON, and LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 600,000 shares of Common Stock of the Corporation, adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, which may be issued in connection with the acquisition by the Corporation of Little Mountain Bancshares, Inc. and its subsidiary, located in Monticello, Minnesota, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of February, 1998.



                                           /s/ Michael W. Wright
                                           ---------------------------
                                               Michael W. Wright